UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Report to Shareholders

Target 2040 Fund	May 31, 2016

The views and opinions in this report were current as of May 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks generated a slim overall gain in the 12 months ended May 31, 2016. Market performance was volatile, however, as investor sentiment swung from concerns about slowing global growth and slumping commodity prices to optimism about a resilient domestic economy and the Federal Reserve’s moderate approach to interest rate hikes. Stocks in international developed and emerging markets declined, but gains later in the reporting period offset some of the earlier losses. U.S. investment-grade debt registered moderate gains, but high yield bonds fell as slumping commodities prices for much of the period punished the asset class. International developed markets debt advanced, aided by a significant decline in yields in Europe and Japan and a stronger euro and yen, both of which appreciated against the dollar. Many emerging markets currencies fell steeply against the greenback as risk aversion peaked early this year and punished emerging markets debt denominated in local currencies.

The Target Funds generally declined in absolute terms against this uneven backdrop. Each fund trailed its respective combined index portfolio and S&P target date index, but results versus the funds’ Lipper peer group averages were uniformly positive.

MARKET ENVIRONMENT

According to various Russell indexes, U.S. large-caps rose modestly for the 12-month reporting period, while small- and mid-cap stocks retreated. U.S. gross domestic product (GDP) growth slowed over our reporting period from a 3.9% annualized rate in the second quarter of 2015 to 0.8% in the first quarter of 2016. However, the labor market picked up enough for the Federal Reserve to raise its benchmark interest rate in December 2015 for the first time since 2006 despite inflation remaining well below the Fed’s 2% target. This year, expectations about the timing and pace of further rate hikes shifted as heightened global market volatility and sluggish economic growth convinced the Fed to delay its next move. Shortly after our reporting period ended, a surprisingly weak May jobs report appeared to take a June rate hike off the table, though many analysts believe the Fed will raise rates again later this year.

Your Target Funds at Work

The T. Rowe Price Target Funds offer a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to help shareholders accumulate assets prior to retirement and support income over a moderate time horizon after retirement. Our Target Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Weighted %
100
80
60
40
20
0
Stocks
Bonds
45+
40
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
YEARS TO RETIREMENT
YEARS PAST RETIREMENT

The Target Glide Path

Our suite of Target Funds features an asset allocation glide path that automatically adjusts each fund's investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches and continuing to adjust the investment mix 30 years into retirement. This strategy utilizes a stock allocation—typically around 42.5% at the expected retirement date—to address risks posed by inflation and longer life spans, with the balance in a mix of bonds to reduce the risk of principal loss around and after the target retirement date. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks is fixed at 20%, with the remainder in bonds. This approach may be appropriate for investors who are willing to accept modest growth potential in exchange for reduced volatility and portfolio stability around the target date.

Asset Allocations

The strategic allocations reflected in the Target Funds' glide path are referred to as "neutral" allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price's Asset Allocation Committee, which includes some of the firm's most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in "target" allocations. The "actual" allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear later in this report.

Stocks in developed European markets fell as uneven global growth and slowdowns in several key emerging markets weighed on the region’s tepid recovery. Annual GDP growth in the eurozone edged up a revised 1.7% in the first quarter, the European Union (EU) reported after our reporting period ended, though the unemployment rate remained stubbornly elevated in the double-digit range. In March, the European Central Bank (ECB) expanded its stimulus program by cutting its benchmark rate to zero, reducing its deposit rate further into negative territory, and increasing the size of its monthly asset purchases to include some corporate bonds. Japanese stocks retreated as the country’s economy stayed weak despite more than three years of sustained stimulus. Japan’s economic growth rebounded in this year’s first quarter after contracting in the final quarter of 2015. Even so, the fragile state of Japan’s economy caused the government to delay a planned increase in the national sales tax until 2019.

Emerging markets stocks shed roughly 17% as China’s slowdown, a collapse in commodity prices, and expectations of higher U.S. rates dampened risk appetite. China-focused worries prevailed for much of the past year as investors fixated on the country’s weakening currency, rising capital outflows, and confusing policy direction. Brazil and Russia grappled with recession. Currency weakness amplified stock declines in dollar terms as currencies in many developing countries sank to record lows early this year. A rally in prices for energy and other commodities in spring 2016 helped to offset sharp losses earlier in the reporting period.

U.S. investment-grade bonds rose. The Treasury yield curve flattened as shorter-term rates rose slightly in anticipation of the start of the Fed’s normalization of interest rates. However, longer-term Treasury yields declined amid strong foreign investor demand for U.S. government debt, global growth concerns surrounding China, and reduced expectations for Fed rate hikes this year. High yield debt retreated as prices slumped in commodity sectors like energy and metals and mining, which account for a large part of the U.S. high yield market. However, high yield debt rebounded sharply in 2016 as oil prices recovered some of their declines.

International bonds in developed markets performed well as yields declined in Europe and Japan due to expansive monetary policies, low or negative interest rates, and near-zero inflation in each market. The euro and yen strengthened against the dollar over the year, which lifted returns for local currency investors. Emerging markets bonds also generated positive returns. However, locally denominated emerging markets bonds fell due to widespread currency weakness in the developing world.

PORTFOLIO REVIEW AND POSITIONING

Diversifying allocations to sectors and asset classes not included in the funds’ combined index portfolio benchmarks had a mixed impact on relative performance for the 12-month period. Our allocation to international developed markets debt helped results amid highly accommodative environments in Europe and Japan. Emerging markets debt was modestly beneficial. Exposure to real assets stocks and high yield debt hurt results for the fiscal year, but this was due primarily to a particularly challenging environment for oil and other commodities in the first half of the period. We continue to believe that broad diversification across a range of asset classes is ultimately beneficial to long-term performance.

Tactical decisions to overweight or underweight asset classes had a modestly negative impact on relative performance. Underweights to small-caps and, to a lesser extent, real assets equities were beneficial, but these were more than offset by negative effects from overweights to international equities over U.S. equities and emerging markets stocks versus developed markets stocks.

Overall security selection in the funds’ underlying portfolios weighed on relative results. Among equities, positive contributors included our emerging markets, international developed markets value, and U.S. mid-cap growth portfolios. However, our U.S. large-cap growth and value stocks weighed heavily on results, as did our international developed markets growth and core portfolios. Security selection in our U.S. investment-grade bond portfolio detracted from results for the period.

We have a neutral position in stocks relative to bonds. While equity markets have largely recovered from February’s lows, earnings growth has fallen. As a result, valuations are modestly above historical averages with less near-term support from earnings and revenue growth and declining margins. With that said, low but durable economic growth should support most sectors. We expect modest returns from bonds as the current low-yield environment makes for a weak foundation, and higher interest rates should be a headwind once rates begin to rise again. However, the increase in rates should be gradual in light of subdued U.S. economic growth. Additionally, the low to negative yields across many overseas markets mean that yield-hungry investors are likely to support healthy demand for higher-yielding U.S. bonds.

Stock Performance
The funds’ broad equity portfolio declined in absolute terms for the 12-month reporting period. Our U.S. mid-cap and large-cap core portfolios were modestly positive, but our international equities weighed heavily on absolute returns amid broad-based declines in developed and emerging markets.

Stock Positioning
We favor international equities versus U.S. stocks due to the former’s potential for stronger earnings growth and modestly more attractive valuations against a backdrop of aggressive economic stimulus and weaker currencies that should support export competitiveness. We note, however, the wide disparity in valuations across regions and sectors. European earnings and margins remain well below the levels seen before the 2008–2009 global financial crisis, while in the U.S., earnings and margins rebounded strongly and remain near peak levels. Within international equities, we favor emerging markets equities over developed markets but took advantage of a recent market rally to reduce the size of our overweight. Emerging markets valuations are below long-term historical averages relative to valuations in developed markets, but weak global trade and continued oversupply in the global commodities market pose near-term risks. Persistently low prices for oil and other raw materials should continue to weigh on commodity-dependent economies, while they benefit consumer-driven and service-oriented economies.

Among U.S. equities, we opened the period with a modest overweight to growth versus value stocks, moved to a neutral position, and then reestablished the overweight to growth. Growth stocks feature more attractive valuations and should benefit more from expectations for a protracted period of low economic growth. Growth sectors tend to be less dependent on economic growth rates and have historically outperformed when growth is scarce. Additionally, fundamentals are likely to remain challenged for many cyclical sectors within value, particularly energy and financials, which can be more dependent on stronger economic growth, higher interest rates, and commodity demand. We favor large-cap stocks over small-caps but reduced the size of our overweight as relative valuations moved closer to their historical averages following a prolonged period of underperformance by small-caps. We remain mindful that elevated market volatility typically poses a greater headwind for small-caps.

We are underweight to real assets stocks relative to global equities. Despite a rally in energy prices in the latter half of the reporting period, we remain cautious on the longer-term prospects for energy and commodity prices given our concerns about long-term global supply and demand imbalance and the impacts of weak global growth and trade. Fundamentals for developed markets real estate investment trusts (REITs) remain broadly positive, supported by modest economic growth and limited supply. Inflation expectations have risen modestly from trough levels, while U.S. yields have moderated contributing to lower real yields. Falling real yields have historically been supportive of real assets-related equities.

Bond Performance
Our broad fixed income allocation rose modestly in absolute terms for the 12-month reporting period. Returns for the funds’ international developed and emerging markets debt portfolios were solidly positive for the period, and our U.S. investment-grade bonds posted modest gains. Our high yield debt declined, due largely to weakness in energy- and commodity-related issuers over the first half of the period.

Bond Positioning
We made several tactical adjustments to our relative exposure between high yield bonds and U.S. investment-grade debt during the period. However, we ended the period with a neutral position after taking advantage of the recent rally in risk assets that drove high yield valuations up sharply over a short period. The current credit cycle, which has been in place since the global financial crisis, is showing signs of aging with increasing leverage, weakening corporate profitability, and rising default rates—although we note that default rates remain low versus historical averages and are concentrated in commodity-related sectors.

We ended the period with a neutral position in emerging markets debt versus U.S. investment-grade debt. We have seen signs of stabilization among emerging markets currencies that were trading near multiyear lows early in the year, particularly with the Russian ruble and Brazilian real. Remaining risks include weak global trade, low commodity prices, and idiosyncratic country risks, some of which have led to notable credit downgrades, including Brazil falling to below investment grade. There is considerable disparity among emerging markets countries in their fiscal positions, political stability, and progress toward reforms, with the potential for an extended period of low commodity prices to further the divide.

We are neutral to nondollar bonds relative to U.S. investment-grade bonds as the prospects for the U.S. dollar versus other developed currencies appear balanced. Recent weakness in the U.S. dollar could reverse if the Fed surprises markets with an early-summer interest rate hike; however, further strengthening could be limited as the Fed maintains a “gradual” path to interest rate policy normalization. Aggressive quantitative easing measures by the ECB and the Bank of Japan (BoJ) have resulted in negative yields extending bond maturities and resulting in an unattractive risk/return trade-off if rates begin to rise. Despite their recent strength, the yen and euro remain vulnerable to further steps by their central banks to ease monetary policies.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its combined index portfolio, which is composed of several indexes representing the underlying asset classes in which the funds invest. The tables also show the average returns for each fund’s respective Lipper target date category and, where available, each fund’s S&P target date index, providing a tool to measure the performance of our funds against those with similar objectives. Please note that returns for each fund’s Advisor Class may differ slightly due to their different fee structures.

OUTLOOK

We expect global economic growth to be tepid, with modest expansion in developed markets and weaker growth in major emerging markets. In the U.S., recent estimates suggest the economy grew at a modest 0.8% annualized pace in the first quarter of 2016 as support from consumer spending and an uptick in home construction was largely offset by continued weakness in business spending. Inflation is trending upward toward the Fed’s 2% target, supported by higher costs for services and energy, and recent data suggest wage growth is trending higher. The Fed remains committed to interest rate policy normalization at a “gradual” pace despite sluggish global economic growth.

On the corporate front, healthy balance sheets outside of energy-related segments grant companies a measure of flexibility to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividend increases and share repurchases. Mergers and acquisitions have slowed from the record levels reached in 2015 amid increased regulatory scrutiny. Share repurchases remain the preferred use of cash flows, although the pace of planned buybacks has been slowing along with corporate profits. U.S. profit growth declined in the first quarter of 2016 by mid-single digits year over year for the fourth consecutive quarter, challenged by weak global trade and low oil prices. Revenue growth declined by low single digits year over year for the fifth consecutive quarter.

European economic growth improved in the first quarter of 2016. Diminished fiscal headwinds, an improving credit environment, and aggressively expanded monetary stimulus are supporting growth, although recent euro strength raises concerns for exporters. The ECB’s expanded quantitative easing program includes negative interest rates on some deposits, an increase in asset purchases from €60 billion to €80 billion per month, the inclusion of investment-grade nonbank corporate bonds, and special lending facilities to help banks deal with the challenging rate environment. The region’s economic recovery remains somewhat fragile, however, and still faces a number of risks. Significant structural issues remain in many countries, including high debt, low inflation, and elevated unemployment, while near-term risks include ongoing challenges with immigration and concerns about the broader impact of Britain’s decision to leave the EU after a June referendum.

Despite years of stimulus efforts, Japan’s economy continues to be sluggish. Although recession was avoided in the first quarter of 2016, weak consumption, tepid wage growth, and a strengthening yen present ongoing headwinds to growth. The government again delayed a consumption tax increase scheduled for April 2017, and the BoJ refrained from lowering interest rates further at its April 2016 meeting after surprising markets with a move toward negative rates earlier in the year. Weak global growth and a stronger yen are hindering efforts to meet the 2% inflation target, which the central bank has again been forced to extend the deadline for achieving.

Divergence persists across the fiscal conditions and monetary policies of emerging markets countries—with lower energy prices helping many with lower inflation—while other commodity-exporting economies face weaker growth. A number of major emerging markets economies remain in recession, including Russia and Brazil, but a recent rise in commodity prices could provide some stability if it can be maintained. Monetary policies vary widely as some central banks are raising interest rates to defend their currencies and dampen inflationary pressures, while others are lowering rates to stimulate growth. Emerging markets currencies have rebounded from lows reached at the start of the year, supported by a rebound in commodity prices and diminished concerns over the pace of U.S. interest rate increases. After expanding by 6.9% in 2015, China’s economy slowed to 6.7% year-over-year growth in the first quarter of 2016. Chinese policymakers pledged to employ a full set of fiscal and monetary policy levers to achieve their 6.5% to 7.0% growth target for 2016.

Key risks to global markets include the varying impacts of divergent global monetary policies, including the potentially adverse consequences of negative interest rates and currency volatility. Political and policy uncertainties facing many countries already weighed down by weaker growth pose additional concerns. However, we believe that the broad diversification of our portfolios across asset classes, regions, and countries, as well as our ability to make tactical changes in the funds’ allocations, should help us generate attractive risk-adjusted returns in an uncertain market environment.

RECENT CHANGES

Before closing this letter, we would like to remind our shareholders about some recent changes to the Target Funds.

●	Management Team: We are pleased to report that Kim DeDominicis became an associate portfolio manager for the Target Funds effective August 1, 2015. Kim has served on the portfolio management teams for several asset allocation portfolios and has been a member of the Target Funds’ Investment Advisory Committee since 2013. She has worked closely with Wyatt Lee and Jerome Clark for several years and has been a key contributor to the Target Funds for some time. We are confident that Kim will remain so as she expands her management responsibilities.

●	Underlying Investments: A commitment to safeguarding the financial interests of our clients is a top priority at T. Rowe Price. As part of this commitment, we regularly evaluate assets under management and cash flows in all of our investment strategies to ensure that capacity considerations do not have a negative impact on performance. After a careful assessment of expected investor demand and projected capacity in the funds’ underlying investment strategies, we have determined that our actively managed U.S. small- and mid-cap stock portfolios could be capacity constrained in the future. While only a small portion of our broadly diversified portfolios are invested in the small- and mid-cap spaces, the capacity constraints in these two investment sectors suggest that planning now to supplement active with passive vehicles is a prudent measure to protect our clients. While we currently have no plans to do so, prudence suggests that there could be a point at which we may gradually start to invest in passive investment vehicles for a portion of our U.S. small- and mid-cap allocations.

●	Fund Name Change: Effective February 24, 2016, “Retirement” was removed from the name of each fund, such that they are now known as the T. Rowe Price Target Funds. The name change does not signify any change in the funds’ investment goals or approach. Rather, we changed the name of the funds to better align our target date products in the marketplace and to eliminate confusion about our target date product offerings.

The changes outlined on the previous page are products of our ongoing assessment of the Target Funds’ long-term ability to meet the needs of our clients. We believe they are in the best interests of our clients, and we are confident that they will benefit the Target Funds’ shareholders for years to come.

Respectfully submitted,

Jerome A. Clark
Co-portfolio manager and member of the funds’ Investment Advisory Committee

Wyatt A. Lee
Co-portfolio manager and member of the funds’ Investment Advisory Committee

June 23, 2016

RISKS OF INVESTING

The Target Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined index portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Target Funds. As of May 31, 2016, the combined index portfolios were composed of the following indexes:

●	Target 2005 Fund: 24.51% Russell 3000 Index, 45.00% Barclays U.S. Aggregate Bond Index, 20.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 10.49% MSCI All Country World Index ex USA.

●	Target 2010 Fund: 25.90% Russell 3000 Index, 43.00% Barclays U.S. Aggregate Bond Index, 20.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 11.10% MSCI All Country World Index ex USA.

●	Target 2015 Fund: 29.05% Russell 3000 Index, 38.50% Barclays U.S. Aggregate Bond Index, 20.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.45% MSCI All Country World Index ex USA.

●	Target 2020 Fund: 34.30% Russell 3000 Index, 33.00% Barclays U.S. Aggregate Bond Index, 18.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 14.70% MSCI All Country World Index ex USA.

●	Target 2025 Fund: 39.55% Russell 3000 Index, 30.00% Barclays U.S. Aggregate Bond Index, 13.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 16.95% MSCI All Country World Index ex USA.

●	Target 2030 Fund: 44.80% Russell 3000 Index, 29.00% Barclays U.S. Aggregate Bond Index, 7.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 19.20% MSCI All Country World Index ex USA.

●	Target 2035 Fund: 49.35% Russell 3000 Index, 27.50% Barclays U.S. Aggregate Bond Index, 2.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 21.15% MSCI All Country World Index ex USA.

●	Target 2040 Fund: 53.55 % Russell 3000 Index, 23.50% Barclays U.S. Aggregate Bond Index, and 22.95% MSCI All Country World Index ex USA.
●	Target 2045 Fund: 57.05% Russell 3000 Index, 18.50% Barclays U.S. Aggregate Bond Index, and 24.45% MSCI All Country World Index ex USA.
●	Target 2050 Fund: 60.20% Russell 3000 Index, 14.00% Barclays U.S. Aggregate Bond Index, and 25.80% MSCI All Country World Index ex USA.
●	Target 2055 Fund: 62.65% Russell 3000 Index, 10.50% Barclays U.S. Aggregate Bond Index, and 26.85% MSCI All Country World Index ex USA.
●	Target 2060 Fund: 63.00% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Neutral allocations: The asset allocations reflected in the Target Funds’ glide path are referred to as “neutral” allocations. As of May 31, 2016, the funds’ neutral allocations were as follows:

●	Target 2005 Fund: 35.0% stocks and 65.0% bonds.
●	Target 2010 Fund: 37.0% stocks and 63.0% bonds.
●	Target 2015 Fund: 41.5% stocks and 57.5% bonds.
●	Target 2020 Fund: 49.0% stocks and 51.0% bonds.
●	Target 2025 Fund: 56.5% stocks and 43.5% bonds.
●	Target 2030 Fund: 64.0% stocks and 36.0% bonds.
●	Target 2035 Fund: 70.5% stocks and 29.5% bonds.
●	Target 2040 Fund: 76.5% stocks and 23.5% bonds.
●	Target 2045 Fund: 81.5% stocks and 18.5% bonds.
●	Target 2050 Fund: 86.0% stocks and 14.0% bonds.
●	Target 2055 Fund: 89.5% stocks and 10.5% bonds.
●	Target 2060 Fund: 90.0% stocks and 10.0% bonds.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P target date indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	$ Value
EQUITY MUTUAL FUNDS 76.9%			
T. Rowe Price Growth Stock Fund (2)	16.9%	243,524	12,602
T. Rowe Price Value Fund	16.1	374,001	11,972
T. Rowe Price Overseas Stock Fund	7.2	595,826	5,362
T. Rowe Price International Growth & Income Fund	7.1	404,127	5,290
T. Rowe Price Equity Index 500 Fund	6.9	90,702	5,136
T. Rowe Price International Stock Fund	6.4	304,279	4,725
T. Rowe Price Emerging Markets Stock Fund	4.0	100,157	2,993
T. Rowe Price Mid-Cap Value Fund	2.8	74,015	2,059
T. Rowe Price Real Assets Fund	2.6	190,869	1,945
T. Rowe Price Mid-Cap Growth Fund (2)	2.5	24,782	1,865
T. Rowe Price Small-Cap Stock Fund	1.6	30,471	1,219
T. Rowe Price Small-Cap Value Fund	1.6	31,457	1,216
T. Rowe Price New Horizons Fund (2)	1.2	20,760	878
Total Equity Mutual Funds (Cost $59,026)			57,262
BOND MUTUAL FUNDS 23.1%			
T. Rowe Price New Income Fund	15.6	1,212,823	11,607
T. Rowe Price High Yield Fund	2.4	275,883	1,768
T. Rowe Price Emerging Markets Bond Fund	2.4	147,169	1,765
T. Rowe Price International Bond Fund	2.2	186,465	1,656
T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.5	71,796	360
Total Bond Mutual Funds (Cost $17,060)			17,156
SHORT-TERM INVESTMENTS 0.0%			
T. Rowe Price Summit Cash Reserves Fund, 0.06% (3)	0.0	659	1
Total Short-Term Investments (Cost $1)			1
Total Investments in Securities 100.0% of Net Assets (Cost $ 76,087)			**$ 74,419**

(1) Affiliated Company
(2) Non-income producing
(3) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $76,087)	$	74,419
Receivable for investment securities sold		58
Receivable for shares sold		46
Due from affiliates		25
Other assets		64
Total assets		74,612
Liabilities		
Payable for shares redeemed		102
Due to affiliates		13
Other liabilities		52
Total liabilities		167
NET ASSETS	$	74,445
Net Assets Consist of:		
Undistributed net investment income	$	173
Accumulated undistributed net realized gain		831
Net unrealized loss		(1,668)
Paid-in capital applicable to 6,640,283 shares of $0.0001 par value capital stock outstanding; 15,000,000,000 shares of the Corporation authorized		75,109
NET ASSETS	$	74,445
NET ASSET VALUE PER SHARE		
Investor Class		
($66,421,619 / 5,922,649 shares outstanding)	$	11.21
Advisor Class		
($7,754,468 / 693,710 shares outstanding)	$	11.18
I Class		
($268,421 / 23,924 shares outstanding)	$	11.22

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/16	5/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 957	$ 491
Net realized gain	967	1,627
Change in net unrealized gain / loss	(2,659)	401
Increase (decrease) in net assets from operations	(735)	2,519
Distributions to shareholders		
Net investment income		
Investor Class	(805)	(345)
Advisor Class	(104)	(50)
Net realized gain		
Investor Class	(1,326)	(221)
Advisor Class	(194)	(35)
Decrease in net assets from distributions	(2,429)	(651)
Capital share transactions*		
Shares sold		
Investor Class	37,070	29,666
Advisor Class	3,261	5,799
I Class	250	–
Distributions reinvested		
Investor Class	2,129	558
Advisor Class	287	80
Shares redeemed		
Investor Class	(10,361)	(8,670)
Advisor Class	(2,038)	(457)
Increase in net assets from capital share transactions	30,598	26,976
Net Assets		
Increase during period	27,434	28,844
Beginning of period	47,011	18,167
End of period	**$ 74,445**	**$ 47,011**
Undistributed net investment income	173	125

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2040 Fund (the fund), formerly the T. Rowe Price Target Retirement 2040 Fund, is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2040 Fund original share class, referred to in this report as the Investor Class, incepted on August 20, 2013; the Target 2040 Fund–Advisor Class (Advisor Class), also incepted on August 20, 2013; and the Target 2040 Fund – I Class (I Class), incepted on February 26, 2016. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2016, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2016, aggregated $41,395,000 and $10,383,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended May 31, 2016 and May 31, 2015, were characterized for tax purposes as follows:

At May 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with an amended and restated investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates, under which expenses associated with the operation of the fund are borne by the fund. In addition to its own operating expenses, the fund indirectly bears its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price funds in which it invests. Prior to February 1, 2016, the fund operated in accordance with the initial investment management agreement and a special servicing agreement between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates, under which operating expenses of the fund, other than class-specific Rule 12b-1 fees, were borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund.

Effective February 1, 2016, the Investor Class and Advisor Class are each subject to a contractual expense limitation (each a Class Limit) at the rates and through the limitation dates indicated in the table below; the Class Limits may be renewed, revised or revoked only with approval of the fund’s Board. Each Class Limit contractually requires Price Associates to reimburse (i) operating expenses, excluding interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses (Direct Expenses), and (ii) the indirect expense impact from the fund’s investments in the underlying Price funds (Indirect Expenses), to the extent total Direct and Indirect Expenses exceed the Class Limit. Class Limits measure the total of Direct and Indirect Expenses on an annualized basis as a percentage of the class’s average daily net assets (effective expense ratio); Indirect Expenses are based on the actual expense ratio of each underlying Price fund weighted for the fund’s relative average investment therein. Each class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s effective expense ratio to exceed its Class Limit. However, no repayment will be made more than three years after the date of a payment.

The I Class is also subject to an expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all Direct Expenses (as previously defined) of the I Class to the extent such Direct Expenses, on an annualized basis, exceed 0.05% of the class’s average daily net assets. Indirect expenses are not subject to the I Class Limit. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class Limit. However, no repayment will be made more than three years after the date of a payment.

Pursuant to these agreements, $86,000 of expenses were paid by Price Associates during the year ended May 31, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2016, expenses incurred pursuant to these service agreements were $16,000 for Price Associates; $11,000 for T. Rowe Price Services, Inc.; and $22,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2016, the fund held less than 25% of the outstanding shares of any underlying Price fund.

As of May 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 23,924 shares of the I Class, representing 100% of the I Class’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Target 2040 Fund (formerly known as
T. Rowe Price Target Retirement 2040 Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Target 2040 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) (formerly known as T. Rowe Price Target Retirement 2040 Fund) at May 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at May 31, 2016 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2016

Tax Information (Unaudited) for the Tax Year Ended 5/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,520,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $592,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $321,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $256,000 and foreign taxes paid of $20,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board noted that the fund’s Advisory Contract was amended effective February 1, 2016, to eliminate the requirement for the fund to pass through its operating expenses to the underlying funds in which it invests in accordance with a Special Servicing Agreement and SEC exemptive order. The Advisory Contract now provides for the fund to bear its own operating expenses, although the Advisor agreed to implement contractual expense limitations in connection with the change to the fund’s overall expense structure.

The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized since-inception return, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s extremely limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive management fees from the fund, although the fund bears its proportionate share of the fees and expenses of the underlying T. Rowe Price funds in which it invests and pays its own expenses of operations (subject to a contractual expense limitation on the total expense ratio with respect to the Investor Class and Advisor Class and a contractual expense limitation on operating expenses with respect to the I Class).

The Advisor receives management fees from other T. Rowe Price funds in which the fund invests. However, since the Advisor does not receive any management fees directly from the fund, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract. The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman of
2009	the Board, Mesa Biotech, a molecular diagnostic company (March
[185]	2016 to present); Director, Novartis, Inc. (2009 to 2014); Director,
IBM (2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2002	present); Director and Advisory Board Member, Deutsche Bank North
[185]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director (2009 to present),
(1951)	and Chairman of the Board (January 2016 to present), First Industrial
2013	Realty Trust, an owner and operator of industrial properties;
[185]	Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[185]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[185]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[185]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2002	Cochairman of the Investment Committee, Blackstone Real Estate
[185]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[185]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[185]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Target Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Company’s Representative and Vice President,
Vice President	Price Hong Kong; Vice President, Price
Singapore; Director and Vice President, T. Rowe
Price International; Vice President, T. Rowe
Price Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

James Tzitzouris, Ph.D. (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,409,000 and $2,554,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date July 19, 2016